UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - May 15, 2014 (May 13, 2014)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.

ALLETE, Inc. (the “Company”) held its 2014 annual meeting of shareholders on May 13, 2014. Each matter voted upon at the meeting and the final results of the voting on each such matter are presented below. For a complete description of the matters voted upon at the annual meeting, see the Company’s definitive proxy statement, dated March 25, 2014.

Item 1 - Election of ten (10) Directors.

All nominees for director were elected by the following votes.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kathryn W. Dindo	30,707,359.199	208,730.742	237,254.604	4,581,841.000
Sidney W. Emery, Jr.	30,672,308.933	237,201.739	243,833.873	4,581,841.000
George G. Goldfarb	30,570,449.524	328,599.724	254,295.297	4,581,841.000
James S. Haines, Jr.	30,626,194.253	279,216.501	247,933.791	4,581,841.000
Alan R. Hodnik	30,123,020.082	799,831.712	230,492.751	4,581,841.000
James J. Hoolihan	30,548,850.654	312,718.863	291,775.028	4,581,841.000
Heidi E. Jimmerson	30,635,073.027	251,973.888	266,297.630	4,581,841.000
Madeleine W. Ludlow	30,674,984.170	257,453.813	220,906.562	4,581,841.000
Douglas C. Neve	30,680,117.619	215,177.779	258,049.147	4,581,841.000
Leonard C. Rodman	30,616,999.650	283,461.768	252,883.127	4,581,841.000

Item 2 - Approval of advisory resolution on executive compensation.

The advisory resolution on executive compensation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,028,964.234	1,209,634.179	914,746.132	4,581,841.000

Item 3 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,894,407.086	654,530.278	186,248.181	—

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE’s disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Form 8-K.

ALLETE Form 8-K dated May 15, 2014

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there can be no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Form 8-K, in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•	global and domestic economic conditions affecting us or our customers;

•	wholesale power market conditions;

•
federal and state regulatory and legislative actions that impact regulated utility economics, including our allowed rates of return, capital structure, ability to secure financing, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities and utility infrastructure, recovery of purchased power, capital investments and other expenses, including present or prospective environmental matters;

•	changes in and compliance with laws and regulations;

•	effects of competition, including competition for retail and wholesale customers;

•	effects of restructuring initiatives in the electric industry;

•	changes in tax rates or policies or in rates of inflation;

•	the impacts on our Regulated Operations of climate change and future regulation to restrict the emissions of GHG;

•	the impacts of laws and regulations related to renewable and distributed generation;

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements;

•	weather conditions, natural disasters and pandemic diseases;

•	our ability to access capital markets and bank financing;

•	changes in interest rates and the performance of the financial markets;

•	project delays or changes in project costs;

•	availability and management of construction materials and skilled construction labor for capital projects;

•	changes in operating expenses and capital expenditures and our ability to recover these costs;

•	pricing, availability and transportation of fuel and other commodities and the ability to recover the costs of such commodities;

•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel;

•	effects of emerging technology;

•	war, acts of terrorism and cyber attacks;

•	our ability to manage expansion and integrate acquisitions;

•	our current and potential industrial and municipal customers’ ability to execute announced expansion plans;

•	population growth rates and demographic patterns; and

•	zoning and permitting of land held for resale, real estate development or changes in the real estate market.

Additional disclosures regarding factors that could cause our results or performance to differ from those anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 28 of ALLETE’s 2013 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Form 8-K and in other reports filed with the SEC that attempt to identify the risks and uncertainties that may affect ALLETE’s business.

ALLETE Form 8-K dated May 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

May 15, 2014	/s/ Steven W. Morris
Steven W. Morris
Controller

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ALLETE Form 8-K dated May 15, 2014